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                                                                   Exhibit 10.7



                                [FORM OF WARRANT]

THIS SECURITY AND THE SECURITIES ISSUABLE, UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW.

                                                              November 10, 1997

                           RIVER OAKS FURNITURE, INC.

         For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by River Oaks Furniture, Inc., a Mississippi corporation, with its principal office at 3350 McCulloush Blvd., Belden, Mississippi 38826 (the "Company"), _________________________ (the "Holder"),
subject to the terms and conditions of this Warrant, is hereby granted the right to purchase, at the initial exercise price per share equal to the lesser of (i) $2.50; or (ii) the closing bid price of the Common Stock of the Company on the first day it is relisted for trading on NASDAQ or any national exchange at any one or more times from the date hereof until 5:00 p.m. on November 9, 2002, in the aggregate, twenty-eight thousand (28,000) shares of Common Stock of the Company, $.10 par value (the "Shares") subject to adjustment as provided in
Section 5 hereof.

         This Warrant initially is exercisable at a price per share equal to the lesser of (i) $2.50; or (ii) the closing bid price of the Common Stock of the Company on the first day it is relisted for trading on NASDAQ or any national exchange payable in cash, by certified or official bank check in New York Clearing House funds or other form of payment satisfactory to the Company, subject to adjustment as provided in Section 5 hereof.



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         1. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part, at one or more times during any period in which this Warrant may be exercised as set forth above. The Holder shall not be deemed to have exercised its purchase rights hereunder until the Company receives written notice of the Holders interest to exercise its purchase rights hereunder. The written notice shall be in the form of the Subscription Form attached hereto and made a part hereof.
Less than all of the Shares may be purchased under this Warrant.

         2. Issuance of Certificates. Upon the exercise of this Warrant, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within ten (10) business days after the Company's receipt of (i) written notice hereunder as specified in Section 1 above) and
(ii) good funds in respect of the Purchase Price pursuant to Section 4 hereof for the shares so exercised and such certificates shall be issued in the name of the Holder hereof.

         3. Restriction on Transfer and Registration Rights. Neither this Warrant nor any Shares issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the "Act"), and neither may be sold or transferred in whole or in part unless the Holder shall have first given prior written notice to the Company describing such sale or transfer and furnished to the Company an opinion, satisfactory to counsel for the Company as determined by such counsel in its sole discretion, to the effect that the proposed sale or transfer may be made without registration under the Act; provided, however, that the foregoing shall not apply if there is in effect a registration statement with respect to this Warrant or the Shares issuable upon exercise hereof, as the case may be, at the time of the proposed sale or transfer. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares underlying this Warrant shall bear a legend to the foregoing effect. The Holder shall have such rights to request the Company to register all or any of the Shares issuable upon exercise of this Warrant as set forth in Annex B hereto (the "Registration Rights") subject to the terms of Annex B.



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         4. Price.

         4.1 Initial and Adjusted Purchase Price. The initial Purchase Price per share shall be equal to the lesser of (i) $2.50; or (ii) the closing bid price of the Common Stock of the Company on the first day it is relisted for trading on NASDAQ or any national exchange. The adjusted Purchase Price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of Section 5 hereof.

         4.2 Purchase Price. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, as the case may be.

         5. Adjustments of Purchase Price and Number of Shares. The Shares subject to this Warrant and the Purchase Price thereof shall be appropriately adjusted by the Company in accordance with the Statement of Rights to Warrants included in Annex A hereto.

         6. Replacement of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of such loss, theft, destruction or mutilation, of indemnity or security reasonably satisfactory to it in its sole discretion, and reimbursement to the Company of all expenses incidental or relating thereto, and upon surrender and cancellation of this Warrant (unless lost, stolen or destroyed), the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

         7. Notices to Warrant Holder. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. The Company shall, however, during the term of this warrant supply ________________________ with copies of all flags made with the SEC under the Securities Exchange Act of 1934, as amended and of all documents delivered to



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 stockholders of the Company.

         8. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

         (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company.

         (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder.

         9. Successors. All the agreements contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, permitted successors and assigns. The Holder may assign this Warrant without the Company's prior written consent provided that the Holder complies with the provisions of this agreement and applicable securities laws. Any attempted assignment in violation of the preceding sentence shall be void and of no effect.

         10. Headings. The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

         11. Law Governing. This Warrant is delivered in the State of Mississippi and shall be construed and enforced in accordance with, and governed by, the laws of the State of Mississippi, without giving effect to conflicts of law principles.



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         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer as of the date first above written.

                                       RIVER OAKS FURNITURE, INC.

                                       By:
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                                            Stephen L. Simons
                                       Its: Chairman and CEO

Attest:

By:
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     Thomas D. Keenum, Sr.
Its: Secretary